[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              RMBS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,004,442,900] (APPROXIMATE)
                                  MLCC 2003-E
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

AUGUST 6, 2003


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
-------------------------
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Ted Bouloukos                      (212) 449-5029
Fred Hubert                        (212) 449-5071
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Amanda de Zutter                   (212) 449-0425

TRADING
-------
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

RESEARCH
--------
Glenn Costello                     (212) 449-4457



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-E

           $[1,004,442,900] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                     PYMT WINDOW        CERTIFICATE
            PRINCIPAL BALANCE      WAL (YRS)          (MONTHS)            INTEREST                               EXPECTED RTGS
  CLASS            (1)            (CALL/MAT)(2)     (CALL/MAT)(2)          RATES          TRANCHE TYPE         S&P/MOODY'S/FITCH
------------------------------------------------------------------------------------------------------------------------------------
  A-1       $ 773,305,000          3.97/4.29      1 - 123 / 1 - 299     Floater (3)          Senior               AAA/Aaa/AAA
  A-2       $ 200,000,000          3.97/4.29      1 - 123 / 1 - 299     Floater (4)          Senior               AAA/Aaa/AAA
  X-A-1     $ 773,305,100                                                                    Senior               AAA/Aaa/AAA
            (6), (7)
  X-A-2     $ 200,000,000                  Information Not Provided Hereby                   Senior               AAA/Aaa/AAA
            (6), (7)
  X-B       $ 23,102,200 (6)                                                                 Senior               AAA/Aaa/AAA
  A-R       $ 100                                                                            Senior               AAA/Aaa/AAA
  B-1       $ 10,546,700           6.75/7.43     39 - 123 / 39 - 299    Floater (5)        Subordinate            AA+/Aa2/AA+
  B-2       $ 8,035,500                                                                    Subordinate              A+/A2/A+
  B-3       $ 4,520,000                                                                    Subordinate           BBB+/Baa2/BBB+
  B-4       $ 2,511,100                    Information Not Provided Hereby                 Subordinate            BBB-/Ba2/BB+
  B-5       $ 2,008,900                                                                    Subordinate             BB-/B2/B+
  B-6       $ 3,515,600                                                                    Subordinate              NR/NR/NR
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL     $ 1,004,442,900
------------------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, and Class B-1 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, and Class B-1 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date (as described herein)), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%.

(5) The Class B-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC and (iii) 11.75%.

(6) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7) Both the Class X-A-1 and Class X-A-2 Certificates may be divided into two more classes as may be described in the prospectus supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

DEPOSITOR:              Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:           Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:            Banc of America Securities LLC and Wachovia Securities,
                        Inc

TRUSTEE:                Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:        S&P, Moody's and Fitch will rate the Offered
                        Certificates. It is expected that the Certificates will
                        be assigned the credit ratings on page 4 of this
                        preliminary Term Sheet.

CUT-OFF DATE:           August 1, 2003.

PRICING DATE:           On or about August [8], 2003.

CLOSING DATE:           On or about August [28], 2003.

DISTRIBUTION DATES:     The 25th day of each month (or if not a business day,
                        the next succeeding business day), commencing in
                        September 2003.

CERTIFICATES:           The "Senior Certificates" will consist of the Class A-1
                        and Class A-2 (together, the "Class A Certificates"),
                        the Class X-A-1, the Class X-A-2, and Class X-B
                        (together, the "Class X Certificates") and Class A-R
                        Certificates. The "Subordinate Certificates" will
                        consist of the Class B-1, Class B-2, Class B-3, Class
                        B-4, Class B-5 and Class B-6 Certificates. The Senior
                        Certificates and the Subordinate Certificates are
                        collectively referred to herein as the "Certificates".
                        Only the Class A-1, Class A-2, Class X-A-1, Class X-A-2,
                        Class X-B, Class B-1, Class B-2, and Class B-3
                        Certificates (collectively, the "Offered Certificates")
                        are being offered publicly.

REGISTRATION:           The Offered Certificates will be made available in
                        book-entry form through DTC, and upon request only,
                        through Clearstream, Luxembourg and the Euroclear
                        system.

FEDERAL TAX TREATMENT:  It is anticipated that, for federal income tax purposes,
                        (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class A Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X
                        Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their
                        legal advisors whether the purchase and holding of any
                        of the Offered Certificates could give rise to a
                        transaction prohibited or not otherwise permissible
                        under ERISA or other similar laws.

SMMEA TREATMENT:        The Senior Certificates (other than the Class A-R
                        Certificates) and the Class B-1 Certificates are
                        expected to constitute "mortgage related securities" for
                        purposes of SMMEA.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

CLEAN-UP CALL:          The terms of the transaction allow for an optional
                        termination of the trust and retirement of the
                        Certificates on the date (the "Clean-Up Call Date") on
                        which the aggregate principal balance of the Mortgage
                        Loans is equal to 10% or less of the aggregate principal
                        balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:         The trust will consist of 2 groups of approximately
                        2,607 adjustable rate mortgage loans secured by first
                        liens on one- to four-family residential properties. The
                        information on the Mortgage Loans described herein is
                        based on the pool of approximately $1,004,442,992.48
                        aggregate principal balance of Mortgage Loans, as of
                        July 31, 2003. The Mortgage Loans are one-month LIBOR
                        indexed (approximately 21.52% of the Mortgage Loans) or
                        six-month LIBOR indexed (approximately 78.48% of the
                        Mortgage Loans) Mortgage Loans and have original terms
                        to maturity of approximately 25 years, scheduled to pay
                        interest only for the first 10 years, after which
                        interest-only term the Mortgage Loans are scheduled to
                        amortize on a 15-year fully amortizing basis. All
                        Mortgage Loans were generally originated in accordance
                        with the related underwriting guidelines specified in
                        the prospectus supplement.

GROUP I
MORTGAGE LOANS:         The Group I Mortgage Loans have an aggregate principal
                        balance of $798,044,495, as of July 31, 2003, which
                        equals approximately 79.45% of the Mortgage Loans. The
                        Group I Mortgage Loans are one-month LIBOR indexed
                        (approximately 27.09% of the Group I Mortgage Loans) or
                        six-month LIBOR indexed (approximately 72.91% of the
                        Group I Mortgage Loans) Mortgage Loans and have original
                        terms to maturity of approximately 25 years, scheduled
                        to pay interest only for the first 10 years, after which
                        interest-only term such Group I Mortgage Loans are
                        scheduled to amortize on a 15-year fully amortizing
                        basis.

GROUP II
MORTGAGE LOANS:         The Group II Mortgage Loans have an aggregate principal
                        balance of $206,398,497, as of July 31, 2003, which
                        equals approximately 20.55% of the Mortgage Loans. The
                        Group II Mortgage Loans are all six-month LIBOR indexed
                        Mortgage Loans and have original terms to maturity of
                        approximately 25 years, scheduled to pay interest only
                        for the first 10 years, after which interest-only term
                        such Group II Mortgage Loans are scheduled to amortize
                        on a 15-year fully amortizing basis.

ACCRUED INTEREST:       The Offered Certificates, other than the Class X-A-1,
                        Class X-A-2, and Class X-B Certificates, will settle
                        flat.

ACCRUAL PERIOD:         The interest accrual period (the "Accrual Period") with
                        respect to the Class A-1, A-2, B-1, B-2 and B-3
                        Certificates for each Distribution Date will be the
                        period beginning on the 25th day of the month prior to
                        such Distribution Date (or, in the case of the first
                        Distribution Date, the Closing Date) and ending on the
                        24th day of the month of such Distribution Date on a
                        30/360 basis. The interest accrual period for the Class
                        X Certificates for each Distribution Date will be the
                        calendar month immediately preceding the month in which
                        the Distribution Date occurs.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

DELAY DAYS:             The Offered Certificates, other than the Class X-A-1,
                        Class X-A-2, and Class X-B Certificates, will have 0
                        delay days.

NET WAC CAPS:           In the case of the Class A-1 Certificates, the weighted
                        average of the net mortgage rates for the Group I
                        Mortgage Loans, the "Group I Net WAC Cap". In the case
                        of the Class A-2 Certificates, the weighted average of
                        the net mortgage rates for the Group II Mortgage Loans,
                        the "Group II Net WAC Cap". In the case of the Class
                        B-1, Class B-2 and Class B-3 Certificates, the weighted
                        average of the net mortgage rates for the Group I and
                        Group II Mortgage Loans (the "Subordinate Net WAC Cap").
                        The net mortgage rate is equal to the weighted average
                        mortgage loan rate of the mortgage loans less the
                        serving fee rate.

                        If on any Distribution Date, the Certificate Interest
                        Rate of the Class A-1, Class A-2, Class B-1, Class B-2 or B-3 Certificates is subject to the related Net WAC
                        Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest received on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall
                        Amount") as provided under "Certificates' Priority of Distribution" herein.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


CREDIT ENHANCEMENT:         Senior/subordinate, shifting interest structure.


                                                                                       INITIAL
                            CERTIFICATES          S&P/MOODY'S/FITCH   BOND SIZES*  SUBORDINATION*
                            ------------          -----------------   -----------  --------------
                            SENIOR CERTIFICATES   AAA/AAA/AAA              96.90%            3.10%
                            CLASS B-1             AA+/AA2/AA+               1.05%            2.05%

                            *Preliminary and subject to revision.

SHIFTING INTEREST:          Until the first Distribution Date occurring on or
                            after [September 2013], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior
                            Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                            After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            September 2003 - August 2013        [0% Pro Rata Share]
                            September 2013 - August 2014        [30% Pro Rata Share]
                            September 2014 - August 2015        [40% Pro Rata Share]
                            September 2015 - August 2016        [60% Pro Rata Share]
                            September 2016 - August 2017        [80% Pro Rata Share]
                            September 2017 and after            [100% Pro Rata Share]

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in September 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                            Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


ALLOCATION OF
REALIZED LOSSES:            Any realized losses, on the Mortgage Loans will be
                            allocated as follows: first, to the Subordinate
                            Certificates in reverse order of their numerical
                            Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A
                            Certificates, pro rata, in reduction of their Certificate principal balance.


CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1) To the Class A-R Certificate, then to the Class A-1, Class A-2, Class X-A-1, Class X-A-2, and Class X-B Certificates concurrently, accrued and unpaid interest at the related Certificate Interest Rates; provided, however, that on each Distribution Date, to the extent there are any unreimbursed Basis Risk Shortfall Amounts, interest amounts otherwise distributable to the Class X-A-1 Certificates or X-B Certificates pursuant to this clause 1 will be payable to the Class A-1 Certificates (from amounts otherwise payable to the Class X-A-1 Certificates), Class A-2 Certificates (from amounts otherwise payable to the Class X-A-2 Certificates), and Class B-1, Class B-2 and Class B-3 Certificates (from amounts otherwise payable to the Class X-B Certificates), in either case up to the amount of such unreimbursed Basis Risk Shortfall Amounts, as provided in the prospectus supplement, and will not be distributed to the Class X-A-1, Class X-A-2, or Class X-B Certificates.

                            2)  Concurrently as follows:

                                i)  To Class A-R and Class A-1, until their
                                    respective principal balance is reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and
                                    (5) below).

                                ii) To Class A-2, until its principal balance is
                                    reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                            3) To the Class B-1, Class B-2, and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                            4) To the Class B-1, Class B-2, and Class B-3 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                            5) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to Class B-5 and class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                            6) To the Class A-R Certificate, any remaining amount.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
    SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2, AND CLASS B-3

                                  ASSUMPTIONS:
                          20% CPR
                          Hard Cap: 11.75%
                          To Call
                          Initial 1 Month LIBOR: 1.11%
                          Initial 6 Month LIBOR: 1.21%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                ORIG.  REM.
                                      CURRENT            NET    TERM   TERM   INTEREST          MAX.    MIN.                RATE
                         PRINCIPAL      MTGE  SERVICING  MTGE    TO     TO     -ONLY   GROSS    MTGE    MTGE   NEXT RATE  ADJUSTMENT
                          BALANCE       RATE      FEE    RATE    MAT.   MAT.   REM.    MARGIN   RATE   RATE   ADJUSTMENT  FREQUENCY
GROUP    LOAN TYPE          ($)         (%)       (%)     (%)   (MTHS) (MTHS)  (MTHS)   (%)      (%)    (%)    (MONTHS)   (MONTHS)
-----    ---------          ---         ---       ---     ---    ----   ----    ----    ---      ---    ---    --------   --------

  I   One-Month LIBOR  216,185,727.19  2.987     0.25    2.737   300     299    119    1.807   12.000  1.807      1          1
  I   Six-Month LIBOR  581,858,767.80  3.047     0.25    2.797   300     299    119    1.937   12.000  1.937      5          6
  II  Six-Month LIBOR  206,398,497.49  3.038     0.25    2.788   300     299    119    1.915   12.000  1.915      5          6


The Group I Net WAC Cap, Group II Net WAC Cap, and Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

   DISTRIBUTION PERIOD       GROUP I NET WAC CAP       GROUP II NET WAC CAP          NET WAC CAP
   -------------------       -------------------       --------------------          -----------
            1                       2.781%                    2.788%                    2.782%
            2                       2.762%                    2.788%                    2.767%
            3                       5.222%                    2.788%                    4.722%
            4                       5.222%                    2.788%                    4.722%
            5                       5.222%                    2.788%                    4.722%
            6                      11.750%                   11.750%                   11.750%
       7 and after                 11.750%                   11.750%                   11.750%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03


Total Current Balance                                          $1,004,442,992.48
Total Number of Loans                                                      2,607

                                                     Average/Weighted Average (1)              Minimum                   Maximum
Current Balance                                               $385,286.92                    $25,000.00               $5,000,000.00
Original Balance                                              $386,256.27                    $25,000.00               $5,000,000.00

Current Mortgage Rate                                           3.032%                         2.000%                    4.375%
Servicing Fee                                                   0.250%                         0.250%                    0.250%
Current Net Mortgage Rate                                       2.782%                         1.750%                    4.125%

Gross Margin                                                    1.905%                         0.875%                    3.000%
Maximum Mortgage Rate                                           12.000%                        12.000%                   12.000%

Original LTV                                                    67.85%                          5.00%                    100.00%
Effective LTV                                                   64.70%                          5.00%                    97.95%

Credit Score                                                      729                            532                       815

Original Term                                                     300                            300                       300
Remaining Term                                                    299                            286                       300
Seasoning                                                          1                              0                        14

Next Rate Reset                                                12/10/03                       09/01/03                  02/01/04
Rate Adj Freq                                                      5                              1                         6
First Rate Adj Freq (2)                                            5                              2                         6

IO Original term                                                  120                            120                       120
IO Remaining Term                                                 119                            106                       120

Top State Concentration ($)   CA(18.25%),FL(7.87%),NY(7.44%),NJ(5.82%),TX(4.94%)

First Pay Date                                                                                07/01/02                  09/01/03
Next Rate Adjustment Date                                                                     09/01/03                  02/01/04
Maturity Date                                                                                 06/01/27                  08/01/28

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03


                                                                                             % OF AGGREGATE
                                              NUMBER OF                                       PRINCIPAL BALANCE
                                              MORTGAGE          AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
                     INDEX                      LOANS           BALANCE OUTSTANDING             CUT-OFF DATE
                     -----                      -----           -------------------             ------------
                  1 Month LIBOR                   514               $216,185,727.19                 21.52%
                  6 Month LIBOR                 2,093                788,257,265.29                 78.48
                  --------------                -----             -----------------                ------
                  TOTAL:                        2,607             $1,004,442,992.48                100.00%
                  ==============                =====             =================                ======


                                                                                         % OF AGGREGATE
                                       NUMBER OF                                        PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE STATED        MORTGAGE          AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
       PRINCIPAL BALANCES ($)            LOANS            BALANCE OUTSTANDING             CUT-OFF DATE
       ----------------------            -----            -------------------             ------------
  0.01 to 100,000.00                       256                 $19,457,684.52                1.94%
  100,000.01 to 200,000.00                 693                 103,694,317.50               10.32
  200,000.01 to 300,000.00                 493                 122,987,706.89               12.24
  300,000.01 to 400,000.00                 348                 121,757,157.12               12.12
  400,000.01 to 500,000.00                 229                 102,819,326.19               10.24
  500,000.01 to 600,000.00                 165                  91,131,394.78                9.07
  600,000.01 to 700,000.00                  89                  57,748,251.00                5.75
  700,000.01 to 800,000.00                  72                  54,278,297.27                5.40
  800,000.01 to 900,000.00                  46                  39,498,787.29                3.93
  900,000.01 to 1,000,000.00                72                  70,142,199.62                6.98
  1,000,000.01 to 1,100,000.00              24                  25,378,062.00                2.53
  1,100,000.01 to 1,200,000.00              19                  22,058,809.43                2.20
  1,200,000.01 to 1,300,000.00              20                  25,212,300.00                2.51
  1,300,000.01 to 1,400,000.00              21                  28,302,374.97                2.82
  1,400,000.01 to 1,500,000.00              13                  19,281,548.99                1.92
  1,500,000.01 to 2,000,000.00              35                  62,984,774.91                6.27
  2,000,000.01 to 2,500,000.00               2                   4,775,000.00                0.48
  2,500,000.01 to 3,000,000.00               6                  17,104,000.00                1.70
  3,000,000.01 or greater                    4                  15,831,000.00                1.58
  ----------------------------           -----              -----------------                ------
  TOTAL:                                 2,607              $1,004,442,992.48                100.00%
  ============================           =====              =================                ======

                                                                                         % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE
    RANGE OF CURRENT MORTGAGE         NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
            RATES (%)               MORTGAGE LOANS        BALANCE OUTSTANDING             CUT-OFF DATE
            ---------               --------------        -------------------             ------------
  1.751 to 2.000                             3                  $1,130,920.00                  0.11%
  2.001 to 2.250                             5                   3,566,200.00                  0.36
  2.251 to 2.500                            54                  25,045,219.56                  2.49
  2.501 to 2.750                           521                 192,439,205.27                 19.16
  2.751 to 3.000                           814                 295,686,073.97                 29.44
  3.001 to 3.250                           998                 373,886,962.15                 37.22
  3.251 to 3.500                           193                  87,561,912.48                  8.72
  3.501 to 3.750                            15                  14,286,577.14                  1.42
  3.751 to 4.000                             3                   9,110,000.00                  0.91
  4.251 to 4.500                             1                   1,729,921.91                  0.17
  --------------                         -----              -----------------                ------
  TOTAL:                                 2,607              $1,004,442,992.48                100.00%
  ==============                         =====              =================                ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03


                                                                                         % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE
                                      NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
      ORIGINAL TERM (MONTHS)        MORTGAGE LOANS        BALANCE OUTSTANDING             CUT-OFF DATE
      ----------------------        --------------        -------------------             ------------
  300                                 2,607                $1,004,442,992.48                  100.00%
  ---                                 -----                -----------------                  ------
  TOTAL:                              2,607                $1,004,442,992.48                  100.00%
  ======                              =====                =================                  ======


                                                                                         % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE
                                      NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
     REMAINING TERM (MONTHS)        MORTGAGE LOANS        BALANCE OUTSTANDING             CUT-OFF DATE
     -----------------------        --------------        -------------------             ------------
  286                                      1                    $276,000.00                      0.03%
  288                                      1                   1,197,486.43                      0.12
  290                                      2                     563,337.59                      0.06
  291                                      2                     569,834.51                      0.06
  292                                      3                     898,125.00                      0.09
  293                                      7                   6,279,716.86                      0.63
  294                                      4                     583,329.99                      0.06
  295                                     14                   4,110,795.04                      0.41
  296                                     37                  15,908,309.88                      1.58
  297                                     79                  28,441,754.09                      2.83
  298                                    212                  82,481,996.35                      8.21
  299                                  1,508                 579,445,458.97                      57.69
  300                                    737                 283,686,847.77                      28.24
  TOTAL:                               2,607              $1,004,442,992.48                     100.00%
  ======                               =====              =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03


                                                                                                         % OF AGGREGATE
                                                                                                        PRINCIPAL BALANCE
                         RANGE OF ORIGINAL            NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
                     LOAN-TO-VALUE RATIOS (%)       MORTGAGE LOANS        BALANCE OUTSTANDING             CUT-OFF DATE
                     ------------------------       --------------        -------------------             ------------
                   0.01 to 10.00                            7                    $900,982.14                   0.09%
                   10.01 to 20.00                          40                   7,092,594.89                   0.71
                   20.01 to 30.00                          84                  30,014,439.08                   2.99
                   30.01 to 40.00                         161                  46,193,380.67                   4.60
                   40.01 to 50.00                         266                  92,421,952.24                   9.20
                   50.01 to 60.00                         273                 135,602,654.93                   13.50
                   60.01 to 70.00                         394                 188,458,370.64                   18.76
                   70.01 to 75.00                         336                 147,252,650.37                   14.66
                   75.01 to 80.00                         702                 228,280,431.42                   22.73
                   80.01 to 85.00                          32                   8,103,472.68                    0.81
                   85.01 to 90.00                          55                  18,093,489.58                    1.80
                   90.01 to 95.00                         103                  31,512,930.36                    3.14
                   95.01 to 100.00                        154                  70,515,643.48                    7.02
                   ---------------                      -----              -----------------                  ------
                   TOTAL:                               2,607              $1,004,442,992.48                  100.00%
                   ===============                      =====              =================                  ======

                                                                                         % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE
        RANGE OF EFFECTIVE            NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
     LOAN-TO-VALUE RATIOS (%)       MORTGAGE LOANS        BALANCE OUTSTANDING             CUT-OFF DATE
     ------------------------       --------------        -------------------             ------------
  0.01 to 10.00                             7                    $900,982.14                   0.09%
  10.01 to 20.00                           40                   7,092,594.89                   0.71
  20.01 to 30.00                           84                  30,014,439.08                   2.99
  30.01 to 40.00                          161                  46,193,380.67                   4.60
  40.01 to 50.00                          324                 110,485,245.73                  11.00
  50.01 to 60.00                          274                 137,234,404.93                  13.66
  60.01 to 70.00                          560                 277,190,495.39                  27.60
  70.01 to 75.00                          328                 143,790,000.37                  14.32
  75.01 to 80.00                          690                 220,664,933.42                  21.97
  80.01 to 85.00                           25                   6,588,247.68                   0.66
  85.01 to 90.00                           37                   8,805,797.58                   0.88
  90.01 to 95.00                           76                  15,237,608.10                   1.52
  95.01 to 100.00                           1                     244,862.50                   0.02
  ---------------                       -----              -----------------                 ------
  TOTAL:                                2,607              $1,004,442,992.48                 100.00%
  ===============                       =====              =================                 ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03



                                                                                         % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE
                                      NUMBER OF           AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
      RANGE OF CREDIT SCORES        MORTGAGE LOANS        BALANCE OUTSTANDING             CUT-OFF DATE
      ----------------------        --------------        -------------------             ------------
  526 to 550                               2                    $500,300.00                 0.05%
  551 to 575                               3                   1,716,700.00                 0.17
  576 to 600                              15                   5,725,929.43                 0.57
  601 to 625                              40                  12,372,395.03                 1.23
  626 to 650                              91                  34,396,496.83                 3.42
  651 to 675                             195                  90,365,845.74                 9.00
  676 to 700                             300                 132,456,881.22                13.19
  701 to 725                             409                 163,127,261.05                16.24
  726 to 750                             408                 169,757,643.78                16.90
  751 to 775                             553                 200,785,128.69                19.99
  776 to 800                             511                 173,308,749.50                17.25
  801 to 825                              80                  19,929,661.21                 1.98
  ----------                           -----              -----------------               ------
  TOTAL:                               2,607              $1,004,442,992.48               100.00%
  ==========                           =====              =================               ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03


                                                                                     % OF AGGREGATE PRINCIPAL
                              NUMBER OF          AGGREGATE PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
  GEOGRAPHIC AREA          MORTGAGE LOANS                OUTSTANDING                     THE CUT-OFF DATE
  ---------------          --------------                -----------                     ----------------
  Alabama                           36                      $9,289,108.00                        0.92%
  Alaska                             2                         312,000.00                        0.03
  Arizona                           90                      33,582,505.61                        3.34
  Arkansas                          11                       2,376,045.00                        0.24
  California                       303                     183,353,752.63                        18.25
  Colorado                         111                      46,112,461.63                        4.59
  Connecticut                       45                      30,413,395.00                        3.03
  Delaware                          13                       2,620,932.01                        0.26
  District of Columbia              10                       9,230,883.00                        0.92
  Florida                          227                      79,097,284.01                        7.87
  Georgia                          184                      48,964,453.96                        4.87
  Hawaii                             2                         331,250.00                        0.03
  Idaho                              3                         479,000.00                        0.05
  Illinois                          98                      39,925,951.80                        3.97
  Indiana                           43                      11,501,202.00                        1.15
  Iowa                               8                       1,290,266.00                        0.13
  Kansas                             9                       2,251,800.00                        0.22
  Kentucky                          15                       3,018,582.50                        0.30
  Louisiana                         15                       3,482,086.00                        0.35
  Maine                             12                       4,169,523.00                        0.42
  Maryland                          36                      18,328,689.32                        1.82
  Massachusetts                     55                      30,903,133.56                        3.08
  Michigan                          93                      29,717,729.45                        2.96
  Minnesota                         35                      11,573,970.13                        1.15
  Mississippi                        5                         933,100.00                        0.09
  Missouri                          34                      10,887,194.22                        1.08
  Montana                           11                       2,952,325.00                        0.29
  Nebraska                           8                       1,189,355.00                        0.12
  Nevada                            64                      24,261,551.08                        2.42
  New Hampshire                     10                       3,841,722.00                        0.38
  New Jersey                       134                      58,425,074.63                        5.82
  New Mexico                         9                       2,914,177.00                        0.29
  New York                         140                      74,684,894.72                        7.44
  North Carolina                    85                      26,184,464.10                        2.61
  North Dakota                       4                         300,964.00                        0.03
  Ohio                              72                      19,577,891.54                        1.95
  Oklahoma                          21                       4,255,635.55                        0.42
  Oregon                            10                       2,544,390.04                        0.25
  Pennsylvania                      57                      21,057,075.86                        2.10
  Rhode Island                       3                       1,500,000.00                        0.15
  South Carolina                    38                      10,126,999.85                        1.01
  South Dakota                       1                         125,000.00                        0.01
  Tennessee                         50                      11,693,114.27                        1.16
  Texas                            161                      49,580,647.80                        4.94
  Utah                              23                       8,852,807.00                        0.88
  Vermont                            4                       1,671,650.00                        0.17
  Virginia                         133                      40,801,680.44                        4.06
  Virgin Islands                    13                       6,315,609.60                        0.63
  Washington                        37                      12,264,320.17                        1.22
  West Virginia                      3                         773,500.00                        0.08
  Wisconsin                         19                       4,018,844.00                        0.40
  Wyoming                            2                         383,000.00                        0.04
  ------------------             -----                  -----------------                      ------
  TOTAL:                         2,607                  $1,004,442,992.48                      100.00%
  ==================             =====                  =================                      ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  AS OF 7/31/03


                                                                                               % OF AGGREGATE
                                                                                              PRINCIPAL BALANCE
                                          NUMBER OF             AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
          OCCUPANCY TYPE                MORTGAGE LOANS          BALANCE OUTSTANDING             CUT-OFF DATE
          --------------                --------------          -------------------             ------------
  Primary                                    2,237                $868,488,993.65                    86.46%
  Second Home                                  231                 103,651,232.80                    10.32
  Investment                                   139                  32,302,766.03                     3.22
  ---------------------------                -----              -----------------                   ------
  TOTAL:                                     2,607              $1,004,442,992.48                   100.00%
  ===========================                =====              =================                   ======

                                                                                               % OF AGGREGATE
                                                                                              PRINCIPAL BALANCE
                                        NUMBER OF               AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
          PROPERTY TYPE               MORTGAGE LOANS            BALANCE OUTSTANDING             CUT-OFF DATE
          -------------               --------------            -------------------             ------------
  Single Family                              1,714                $668,389,241.17                    66.54%
  Planned Unit Development                     670                 266,077,102.75                    26.49
  Condominium                                  167                  50,668,576.57                     5.04
  Cooperative                                   32                  13,397,386.63                     1.33
  Two- to Four-Family                           24                   5,910,685.36                     0.59
  ---------------------------                -----              -----------------                   ------
  TOTAL:                                     2,607              $1,004,442,992.48                   100.00%
 ============================                =====              =================                   ======

                                                                                               % OF AGGREGATE
                                                                                              PRINCIPAL BALANCE
                                        NUMBER OF               AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
           LOAN PURPOSE               MORTGAGE LOANS            BALANCE OUTSTANDING             CUT-OFF DATE
           ------------               --------------            -------------------             ------------
  Purchase                                     774                $352,929,679.54                     35.14%
  Refinance - Rate Term                      1,014                 335,799,455.10                     33.43
  Refinance - Cashout                          819                 315,713,857.84                     31.43
  ---------------------------                -----              -----------------                    ------
  TOTAL:                                     2,607              $1,004,442,992.48                    100.00%
  ===========================                =====              =================                    ======

                                                                                             % OF AGGREGATE
                                                                                              PRINCIPAL BALANCE
                                        NUMBER OF               AGGREGATE PRINCIPAL         OUTSTANDING AS OF THE
        LOAN DOCUMENTATION            MORTGAGE LOANS            BALANCE OUTSTANDING             CUT-OFF DATE
        ------------------            --------------            -------------------             ------------
  Full                                         1,523              $665,527,337.40                     66.26%
  Alternative                                    412               133,639,179.81                     13.30
  Stated                                         202                66,669,035.41                      6.64
  No Income/No Ratio                             470               138,607,439.86                     13.80
  ---------------------------                  -----            -----------------                    ------
  TOTAL:                                       2,607            $1,004,442,992.48                    100.00%
  ===========================                  =====            =================                    ======





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                              TOTAL MORTGAGE LOANS
                                  As of 7/31/03



                                                                         % OF AGGREGATE
                             NUMBER OF                                  PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
CHANNEL                        LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
-------                        -----          -------------------       ----------------

Retail                         2,290          $     866,246,756.04           86.24%
Correspondent                    245                 96,255,288.80            9.58
Broker                            72                 41,940,947.64            4.18
TOTAL:                         2,607          $   1,004,442,992.48          100.00%
=============                  =====          ====================          ======


                                                            % OF AGGREGATE
                NUMBER OF                                  PRINCIPAL BALANCE
                MORTGAGE          AGGREGATE PRINCIPAL       OUTSTANDING AS OF
MARGINS (%)       LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
-----------       -----          -------------------       ----------------
0.875               3           $       1,715,920.00             0.17%
1.000               3                   1,597,200.00             0.16
1.125               2                   1,384,000.00             0.14
1.250               5                   2,772,926.56             0.28
1.375              31                  15,209,442.92             1.51
1.500             150                  56,200,651.37             5.60
1.625             464                 167,711,810.71            16.70
1.750              60                  23,511,931.16             2.34
1.875             301                 120,002,130.98            11.95
2.000           1,380                 493,036,539.85            49.09
2.125             117                  55,513,780.14             5.53
2.250              84                  42,285,736.88             4.21
2.500               4                  13,741,000.00             1.37
2.625               1                   3,030,000.00             0.30
2.875               1                   5,000,000.00             0.50
3.000               1                   1,729,921.91             0.17
TOTAL:          2,607           $   1,004,442,992.48           100.00%
======          =====           ====================           ======


                                                                        % OF AGGREGATE
                           NUMBER OF                                   PRINCIPAL BALANCE
MAXIMUM                    MORTGAGE          AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 MORTGAGE RATE (%)           LOANS           BALANCE OUTSTANDING       THE CUT-OFF DATE
 -----------------           -----           -------------------       ----------------
12.000                       2,607           $   1,004,442,992.48           100.00%
------                       -----           --------------------           ------
TOTAL:                       2,607           $   1,004,442,992.48           100.00%
-----                        -----           --------------------           ------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                                                                           % OF AGGREGATE
                              NUMBER OF                                  PRINCIPAL BALANCE
                               MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE       LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
-------------------------       -----         -------------------        ----------------
September 2003                   421          $     177,560,017.00           17.68%
October 2003                     128                 49,438,178.17            4.92
November 2003                     63                 23,754,183.98            2.36
December 2003                    159                 61,388,105.96            6.11
January 2004                   1,198                448,928,452.74           44.69
February 2004                    638                243,374,054.63           24.23
--------------                 -----          --------------------          ------
TOTAL:                         2,607          $   1,004,442,992.48          100.00%
--------------                 -----          --------------------          ------







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E



                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03

Total Current Balance                                            $   798,044,494.99
Total Number of Loans                                                      2,093



                                     Average/
                               Weighted Average(1)      Minimum             Maximum
Current Balance                   $   381,292.16     $   25,000.00     $   5,000,000.00
Original Balance                  $   382,291.90     $   25,000.00     $   5,000,000.00

Current Mortgage Rate                       3.03%             2.00%                4.38%
Servicing Fee                               0.25%             0.25%                0.25%
Current Net Mortgage Rate                   2.78%             1.75%                4.13%

Gross Margin                                1.90%             0.88%                3.00%
Maximum Mortgage Rate                      12.00%            12.00%               12.00%

Original LTV                               68.07%             5.00%              100.00%
Effective LTV                              65.00%             5.00%               97.95%

Credit Score                              729               532                  815

Original Term                             300               300                  300
Remaining Term                            299               286                  300
Seasoning                                   1                 0                   14

Next Rate Reset                   12/04/03           09/01/03          02/01/04
Rate Adj Freq                               5                 1                    6
First Rate Adj Freq (2)                     5                 2                    6

IO Original term                          120               120                  120
IO Remaining Term                         119               106                  120

Top State Concentration ($)       CA(18.28%),FL(8.10%),NY(7.40%),TX(5.37%),NJ(5.27%)

First Pay Date                                       07/01/02          09/01/03
Next Rate Adjustment Date                            09/01/03          02/01/04
Maturity Date                                        06/01/27          08/01/28

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E



                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03




                                                           % OF AGGREGATE
                   NUMBER OF                              PRINCIPAL BALANCE
                   MORTGAGE     AGGREGATE PRINCIPAL       OUTSTANDING AS OF
   INDEX             LOANS      BALANCE OUTSTANDING       THE CUT-OFF DATE
   -----             -----      -------------------       ----------------
1 Month LIBOR         514       $   216,185,727.19               27.09%
6 Month LIBOR       1,579           581,858,767.80               72.91
-------------       -----       ------------------              ------
TOTAL:              2,093       $   798,044,494.99              100.00%
=============       =====       ==================              ======

                                                                           % OF AGGREGATE
    RANGE OF CUT-OFF DATE       NUMBER OF                                 PRINCIPAL BALANCE
  STATED PRINCIPAL BALANCES     MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
             ($)                  LOANS        BALANCE OUTSTANDING        THE CUT-OFF DATE
             ---                  -----        -------------------        ----------------
0.01 to 100,000.00                   196       $    14,950,646.33                 1.87%
100,000.01 to 200,000.00             570            85,166,081.89                10.67
200,000.01 to 300,000.00             400            99,570,869.99                12.48
300,000.01 to 400,000.00             278            97,326,864.30                12.2
400,000.01 to 500,000.00             177            79,112,373.71                 9.91
500,000.01 to 600,000.00             130            71,954,493.54                 9.02
600,000.01 to 700,000.00              77            49,943,593.00                 6.26
700,000.01 to 800,000.00              62            46,711,797.27                 5.85
800,000.01 to 900,000.00              41            35,284,214.56                 4.42
900,000.01 to 1,000,000.00            55            53,791,861.08                 6.74
1,000,000.01 to 1,100,000.00          19            20,020,812.00                 2.51
1,100,000.01 to 1,200,000.00          15            17,416,809.43                 2.18
1,200,000.01 to 1,300,000.00          15            18,925,184.00                 2.37
1,300,000.01 to 1,400,000.00          16            21,577,468.99                 2.70
1,400,000.01 to 1,500,000.00           7            10,348,649.99                 1.30
1,500,000.01 to 2,000,000.00          26            46,032,774.91                 5.77
2,000,000.01 to 2,500,000.00           1             2,475,000.00                 0.31
2,500,000.01 to 3,000,000.00           4            11,604,000.00                 1.45
3,000,000.01 or greater                4            15,831,000.00                 1.98
----------------------------       -----       ------------------               ------
TOTAL:                             2,093       $   798,044,494.99               100.00%
============================       =====       ==================               ======


                                                                 % OF AGGREGATE
                        NUMBER OF                               PRINCIPAL BALANCE
RANGE OF CURRENT        MORTGAGE       AGGREGATE PRINCIPAL      OUTSTANDING AS OF
MORTGAGE RATES (%)        LOANS        BALANCE OUTSTANDING       THE CUT-OFF DATE
------------------        -----        -------------------       ----------------
1.751 to 2.000              3          $     1,130,920.00            0.14%
2.001 to 2.250              5                3,566,200.00            0.45
2.251 to 2.500             49               22,468,319.56            2.82
2.501 to 2.750            427              153,321,463.01           19.21
2.751 to 3.000            663              238,010,286.32           29.82
3.001 to 3.250            771              284,969,286.93           35.71
3.251 to 3.500            162               73,207,768.75            9.17
3.501 to 3.750             10               11,610,328.51            1.45
3.751 to 4.000              2                8,030,000.00            1.01
4.251 to 4.500              1                1,729,921.91            0.22
--------------          -----          ------------------          ------
TOTAL:                  2,093          $   798,044,494.99          100.00%
==============          =====          ==================          ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03



                                                       % OF AGGREGATE
ORIGINAL    NUMBER OF                                 PRINCIPAL BALANCE
 TERM       MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
(MONTHS)     LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
--------     -----         -------------------        ----------------
300          2,093          $   798,044,494.99             100.00%
------       -----          ------------------             -------
TOTAL:       2,093          $   798,044,494.99             100.00%
======       =====          ==================             =======


                                                        % OF AGGREGATE
REMAINING    NUMBER OF                                 PRINCIPAL BALANCE
 TERM        MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
(MONTHS)      LOANS         BALANCE OUTSTANDING         THE CUT-OFF DATE
--------      -----         -------------------         ----------------
286              1          $       276,000.00                 0.03%
288              1                1,197,486.43                 0.15
290              1                  200,188.96                 0.03
291              2                  569,834.51                 0.07
292              1                  438,125.00                 0.05
293              4                5,098,084.82                 0.64
294              4                  583,329.99                 0.07
295             10                2,133,818.56                 0.27
296             27               12,970,945.01                 1.63
297             62               23,725,803.48                 2.97
298            173               65,917,714.41                 8.26
299          1,223              467,822,219.03                58.62
300            584              217,110,944.79                27.21
TOTAL:       2,093          $   798,044,494.99               100.00%
======       =====          ==================               ======



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03



                                                                  % OF AGGREGATE
RANGE OF ORIGINAL       NUMBER OF                                 PRINCIPAL BALANCE
   LOAN-TO-             MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 VALUE RATIOS (%)         LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
 ----------------         -----         -------------------       ----------------
0.01 to 10.00                7          $       900,982.14            0.11%
10.01 to 20.00              32                6,134,427.89            0.77
20.01 to 30.00              71               25,661,432.28            3.22
30.01 to 40.00             127               35,396,639.50            4.44
40.01 to 50.00             212               66,078,972.83            8.28
50.01 to 60.00             208               99,137,832.22           12.42
60.01 to 70.00             315              154,213,368.58           19.32
70.01 to 75.00             282              123,670,950.34           15.50
75.01 to 80.00             565              185,799,982.63           23.28
80.01 to 85.00              25                6,648,948.68            0.83
85.01 to 90.00              42               14,213,948.98            1.78
90.01 to 95.00              89               27,075,469.98            3.39
95.01 to 100.00            118               53,111,538.94            6.66
---------------          -----          ------------------          ------
TOTAL:                   2,093          $   798,044,494.99          100.00%
---------------          -----          ------------------          ------



                                                                  % OF AGGREGATE
RANGE OF ORIGINAL       NUMBER OF                                 PRINCIPAL BALANCE
   LOAN-TO-             MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 VALUE RATIOS (%)         LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
 ----------------         -----         -------------------       ----------------
0.01 to 10.00                7          $       900,982.14            0.11%
10.01 to 20.00              32                6,134,427.89            0.77
20.01 to 30.00              71               25,661,432.28            3.22
30.01 to 40.00             127               35,396,639.50            4.44
40.01 to 50.00             261               80,368,357.18           10.07
50.01 to 60.00             206               98,672,832.22           12.36
60.01 to 70.00             445              225,820,941.77           28.30
70.01 to 75.00             275              120,844,300.34           15.14
75.01 to 80.00             554              178,509,484.63           22.37
80.01 to 85.00              20                5,638,223.68            0.71
85.01 to 90.00              26                6,181,256.98            0.77
90.01 to 95.00              68               13,670,753.88            1.71
95.01 to 100.00              1                  244,862.50            0.03
---------------          -----          ------------------          ------
TOTAL:                   2,093          $   798,044,494.99          100.00%
---------------          -----          ------------------          ------





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03



                                                                % OF AGGREGATE
RANGE OF            NUMBER OF                                 PRINCIPAL BALANCE
CREDIT              MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
SCORES               LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
------               -----         -------------------        ----------------


526 to 550              2          $        500,300.00               0.06%
551 to 575              2                 1,366,700.00               0.17
576 to 600              8                 4,339,702.00               0.54
601 to 625             33                 9,904,097.03               1.24
626 to 650             78                30,770,235.90               3.86
651 to 675            159                76,635,949.56               9.60
676 to 700            230                96,412,152.00              12.08
701 to 725            333               128,386,065.05              16.09
726 to 750            347               145,313,912.78              18.21
751 to 775            438               157,732,309.43              19.76
776 to 800            397               131,279,000.27              16.45
801 to 825             66                15,404,070.97               1.93
----------          -----          -------------------             ------
TOTAL:              2,093          $    798,044,494.99             100.00%
----------          -----          -------------------             ------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03




                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE       AGGREGATE PRINCIPAL         OUTSTANDING AS
GEOGRAPHIC AREA                 LOANS        BALANCE OUTSTANDING        OF THE CUT-OFF DATE
---------------                 -----        -------------------        -------------------
Alabama                          24          $     5,296,579.00                0.66%
Alaska                            2                  312,000.00                0.04
Arizona                          72               27,772,397.07                3.48
Arkansas                          9                1,986,525.00                0.25
California                      240              145,903,705.51               18.28
Colorado                         94               39,751,819.63                4.98
Connecticut                      36               24,067,141.00                3.02
Delaware                         13                2,620,932.01                0.33
District of Columbia              7                6,915,767.00                0.87
Florida                         180               64,646,987.51                8.10
Georgia                         158               39,613,879.67                4.96
Hawaii                            1                  131,250.00                0.02
Idaho                             3                  479,000.00                0.06
Illinois                         80               29,811,908.52                3.74
Indiana                          32                8,318,879.00                1.04
Iowa                              7                1,203,266.00                0.15
Kansas                            7                1,679,300.00                0.21
Kentucky                         12                2,642,653.50                0.33
Louisiana                        11                2,814,276.00                0.35
Maine                             7                2,703,578.00                0.34
Maryland                         30               12,904,387.33                1.62
Massachusetts                    41               24,427,229.56                3.06
Michigan                         75               25,817,239.49                3.24
Minnesota                        25                7,384,200.13                0.93
Mississippi                       4                  856,300.00                0.11
Missouri                         29               10,128,531.22                1.27
Montana                          10                2,716,925.00                0.34
Nebraska                          8                1,189,355.00                0.15
Nevada                           49               15,866,004.08                1.99
New Hampshire                     9                3,405,769.00                0.43
New Jersey                      100               42,023,192.87                5.27
New Mexico                        8                2,704,611.00                0.34
New York                        115               59,081,224.07                7.40
North Carolina                   68               20,790,395.10                2.61
North Dakota                      4                  300,964.00                0.04
Ohio                             57               14,716,190.54                1.84
Oklahoma                         15                2,852,035.55                0.36
Oregon                            8                2,266,839.00                0.28
Pennsylvania                     42               16,814,577.86                2.11
Rhode Island                      3                1,500,000.00                0.19
South Carolina                   29                7,699,268.85                0.96
South Dakota                      1                  125,000.00                0.02
Tennessee                        35                8,642,411.00                1.08
Texas                           135               42,843,686.66                5.37
Utah                             13                4,922,257.00                0.62
Vermont                           4                1,671,650.00                0.21
Virginia                        121               36,090,254.47                4.52
Virgin Islands                    9                4,157,284.04                0.52
Washington                       30               10,757,715.75                1.35
West Virginia                     3                  773,500.00                0.10
Wisconsin                        16                3,560,652.00                0.45
Wyoming                           2                  383,000.00                0.05
--------------                -----          ------------------              ------
TOTAL:                        2,093          $   798,044,494.99              100.00%
--------------                -----          ------------------              ------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E


                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03




                                                               % OF AGGREGATE
                    NUMBER OF                                 PRINCIPAL BALANCE
                    MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
OCCUPANCY TYPE       LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
--------------       -----         -------------------        ----------------
Primary              1,799          $   693,566,714.63           86.91%
Second Home            179               78,571,067.29            9.85
Investment             115               25,906,713.07            3.25
--------------       -----          ------------------          ------
TOTAL:               2,093          $   798,044,494.99          100.00%
--------------       -----          ------------------          ------

                                                                           % OF AGGREGATE
                                 NUMBER OF                                 PRINCIPAL BALANCE
                                 MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
    PROPERTY TYPE                 LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
    -------------                 -----          -------------------       ----------------
Single Family                     1,373          $   537,626,151.71           67.37%
Planned Unit Development            540              205,850,713.18           25.79
Condominium                         134               40,081,837.54            5.02
Cooperative                          24                9,116,588.00            1.14
Two- to Four-Family                  22                5,369,204.56            0.67
------------------------          -----          ------------------          ------
TOTAL:                            2,093          $   798,044,494.99          100.00%
========================          =====          ==================          ======


                                                                       % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE         AGGREGATE PRINCIPAL      OUTSTANDING AS OF
     LOAN PURPOSE              LOANS          BALANCE OUTSTANDING      THE CUT-OFF DATE
     ------------              -----          -------------------      ----------------
Purchase                         622          $   283,654,843.05           35.54%
Refinance - Rate Term            808              266,414,780.45           33.38
Refinance - Cashout              663              247,974,871.49           31.07
---------------------          -----          ------------------          ------
TOTAL:                         2,093          $   798,044,494.99          100.00%
---------------------          -----          ------------------          ------

                                                                     % OF AGGREGATE
                           NUMBER OF                                 PRINCIPAL BALANCE
                           MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
LOAN DOCUMENTATION          LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
------------------          -----          -------------------       ----------------
Full                        1,223          $   525,195,687.39           65.81%
Alternative                   329              107,159,234.07           13.43
Stated                        167               56,963,299.52            7.14
No Income/No Ratio            374              108,726,274.01           13.62
------------------          -----          ------------------          ------
TOTAL:                      2,093          $   798,044,494.99          100.00%
------------------          -----          ------------------          ------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E

                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03



                                                                % OF AGGREGATE
                      NUMBER OF                                PRINCIPAL BALANCE
                      MORTGAGE       AGGREGATE PRINCIPAL      OUTSTANDING AS OF
CHANNEL                LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-------                -----         -------------------       ----------------
Retail                 1,816          $   677,388,719.42           84.88%
Correspondent            211               81,796,827.93           10.25
Broker                    66               38,858,947.64            4.87
TOTAL:                 2,093          $   798,044,494.99          100.00%
=============          =====          ==================          ======


                                                          % OF AGGREGATE
               NUMBER OF                                 PRINCIPAL BALANCE
               MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
MARGINS (%)      LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-----------      -----         -------------------       ----------------
0.875              3          $     1,715,920.00            0.22%
1.000              3                1,597,200.00            0.20
1.125              2                1,384,000.00            0.17
1.250              5                2,772,926.56            0.35
1.375             23               11,124,856.66            1.39
1.500            150               56,200,651.37            7.04
1.625            348              121,440,711.92           15.22
1.750             46               18,258,926.00            2.29
1.875            284              114,800,123.80           14.39
2.000          1,056              368,228,642.59           46.14
2.125            104               48,236,480.14            6.04
2.250             62               28,783,134.04            3.61
2.500              4               13,741,000.00            1.72
2.625              1                3,030,000.00            0.38
2.875              1                5,000,000.00            0.63
3.000              1                1,729,921.91            0.22
TOTAL:         2,093          $   798,044,494.99          100.00%
=========      =====          ==================          ======


                                                         % OF AGGREGATE
MAXIMUM       NUMBER OF                                 PRINCIPAL BALANCE
MORTGAGE      MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 RATE (%)       LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
 --------       -----         -------------------       ----------------
12.000          2,093          $   798,044,494.99          100.00%
------          -----          ------------------          ------
TOTAL:          2,093          $   798,044,494.99          100.00%
=========       =====          ==================          ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP I MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------

                                                                             % OF AGGREGATE
                                 NUMBER OF                                 PRINCIPAL BALANCE
                                 MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE          LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------------------          -----         -------------------       ----------------
September 2003                       417            $175,583,040.52             22.00%
October 2003                         117              46,137,664.67              5.78
November 2003                         46              19,038,233.37              2.39
December 2003                        118              44,363,824.02              5.56
January 2004                         910             336,123,580.76             42.12
February 2004                        485             176,798,151.65             22.15
-------------------------          -----         -------------------       ----------------
TOTAL:                             2,093            $798,044,494.99            100.00%
-------------------------          -----         -------------------       ----------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------

Total Current Balance                                  $206,398,497.49
Total Number of Loans                                              514

                                                  Average/Weighted
                                                    Average(1)                   Minimum                   Maximum
Current Balance                                     $401,553.50                $27,665.00               $2,800,000.00
Original Balance                                    $402,399.13                $27,665.00               $2,800,000.00

Current Mortgage Rate                                 3.038%                     2.375%                    4.000%
Servicing Fee                                         0.250%                     0.250%                    0.250%
Current Net Mortgage Rate                             2.788%                     2.125%                    3.750%

Gross Margin                                          1.915%                     1.375%                    2.250%
Maximum Mortgage Rate                                 12.000%                   12.000%                    12.000%

Original LTV                                          66.97%                     14.63%                    100.00%
Effective LTV                                         63.54%                     14.63%                    95.00%

Credit Score                                            732                       556                        810

Original Term                                           300                       300                        300
Remaining Term                                          299                       290                        300
Seasoning                                                1                         0                         10

Next Rate Reset                                      01/04/04                   09/01/03                  02/01/04
Rate Adj Freq                                            6                         6                          6
First Rate Adj Freq (2)                                  6                         6                          6

IO Original term                                        120                       120                        120
IO Remaining Term                                       119                       110                        120

Top State Concentration ($)                   CA(18.14%),NJ(7.95%),NY(7.56%),FL(7.00%),IL(4.90%)

First Pay Date                                                                  11/01/02                  09/01/03
Next Rate Adjustment Date                                                       09/01/03                  02/01/04
Maturity Date                                                                   10/01/27                  08/01/28

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                               NUMBER OF                                PRINCIPAL BALANCE
                               MORTGAGE       AGGREGATE PRINCIPAL       OUTSTANDING AS OF
          INDEX                  LOANS        BALANCE OUTSTANDING       THE CUT-OFF DATE
          -----                  -----        -------------------       ----------------
6 Month LIBOR                     514           $206,398,497.49                100.00%
-------------                    -----        -------------------       ----------------
TOTAL:                            514           $206,398,497.49                100.00%
=============                    =====        ===================       ================


                                                                         % OF AGGREGATE
  RANGE OF CUT-OFF DATE       NUMBER OF                                 PRINCIPAL BALANCE
STATED PRINCIPAL BALANCES     MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
           ($)                  LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
--------------------------    ---------       -------------------       ----------------
0.01 to 100,000.00                60              $4,507,038.19             2.18%
100,000.01 to 200,000.00         123              18,528,235.61             8.98
200,000.01 to 300,000.00          93              23,416,836.90            11.35
300,000.01 to 400,000.00          70              24,430,292.82            11.84
400,000.01 to 500,000.00          52              23,706,952.48            11.49
500,000.01 to 600,000.00          35              19,176,901.24             9.29
600,000.01 to 700,000.00          12               7,804,658.00             3.78
700,000.01 to 800,000.00          10               7,566,500.00             3.67
800,000.01 to 900,000.00           5               4,214,572.73             2.04
900,000.01 to 1,000,000.00        17              16,350,338.54             7.92
1,000,000.01 to
1,100,000.00                       5               5,357,250.00             2.60
1,100,000.01 to
1,200,000.00                       4               4,642,000.00             2.25
1,200,000.01 to
1,300,000.00                       5               6,287,116.00             3.05
1,300,000.01 to
1,400,000.00                       5               6,724,905.98             3.26
1,400,000.01 to
1,500,000.00                       6               8,932,899.00             4.33
1,500,000.01 to
2,000,000.00                       9              16,952,000.00             8.21
2,000,000.01 to
2,500,000.00                       1               2,300,000.00             1.11
2,500,000.01 to
3,000,000.00                       2               5,500,000.00             2.66
TOTAL:                           514            $206,398,497.49           100.00%
=========================        ===            ===============           =======

                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
    RANGE OF CURRENT          MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
   MORTGAGE RATES (%)           LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
   ------------------           -----         -------------------       ----------------
2.251 to 2.500                    5              $2,576,900.00                1.25%
2.501 to 2.750                   94              39,117,742.26               18.95
2.751 to 3.000                  151              57,675,787.65               27.94
3.001 to 3.250                  227              88,917,675.22               43.08
3.251 to 3.500                   31              14,354,143.73                6.95
3.501 to 3.750                    5               2,676,248.63                1.30
3.751 to 4.000                    1               1,080,000.00                0.52
TOTAL:                          514            $206,398,497.49              100.00%
==============                  ===            ===============              =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 ORIGINAL TERM (MONTHS)         LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
 ----------------------         -----         -------------------       ----------------
300                             514            $206,398,497.49               100.00%
------                          ---            ---------------               -------
TOTAL:                          514            $206,398,497.49               100.00%
======                          ===            ===============               =======


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 REMAINING TERM (MONTHS)        LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
 -----------------------        -----         -------------------       ----------------
290                                1                $363,148.63              0.18%
292                                2                 460,000.00              0.22
293                                3               1,181,632.04              0.57
295                                4               1,976,976.48              0.96
296                               10               2,937,364.87              1.42
297                               17               4,715,950.61              2.28
298                               39              16,564,281.94              8.03
299                              285             111,623,239.94             54.08
300                              153              66,575,902.98             32.26
TOTAL:                           514            $206,398,497.49            100.00%
======                           ===            ===============            =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
    RANGE OF ORIGINAL         MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)        LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
------------------------        -----         -------------------       ----------------
10.01 to 20.00                      8                $958,167.00                  0.46%
20.01 to 30.00                     13               4,353,006.80                  2.11
30.01 to 40.00                     34              10,796,741.17                  5.23
40.01 to 50.00                     54              26,342,979.41                 12.76
50.01 to 60.00                     65              36,464,822.71                 17.67
60.01 to 70.00                     79              34,245,002.06                 16.59
70.01 to 75.00                     54              23,581,700.03                 11.43
75.01 to 80.00                    137              42,480,448.79                 20.58
80.01 to 85.00                      7               1,454,524.00                  0.70
85.01 to 90.00                     13               3,879,540.60                  1.88
90.01 to 95.00                     14               4,437,460.38                  2.15
95.01 to 100.00                    36              17,404,104.54                  8.43
TOTAL:                            514            $206,398,497.49                100.00%
===============                   ===            ===============                =======


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
   RANGE OF EFFECTIVE         MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)        LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
------------------------        -----         -------------------       ----------------
10.01 to 20.00                      8                $958,167.00                  0.46%
20.01 to 30.00                     13               4,353,006.80                  2.11
30.01 to 40.00                     34              10,796,741.17                  5.23
40.01 to 50.00                     63              30,116,888.55                 14.59
50.01 to 60.00                     68              38,561,572.71                 18.68
60.01 to 70.00                    115              51,369,553.62                 24.89
70.01 to 75.00                     53              22,945,700.03                 11.12
75.01 to 80.00                    136              42,155,448.79                 20.42
80.01 to 85.00                      5                 950,024.00                  0.46
85.01 to 90.00                     11               2,624,540.60                  1.27
90.01 to 95.00                      8               1,566,854.22                  0.76
TOTAL:                            514            $206,398,497.49                100.00%
==============                    ===            ===============                =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
 RANGE OF CREDIT SCORES         LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
 ----------------------         -----         -------------------       ----------------
551 to 575                          1                $350,000.00                  0.17%
576 to 600                          7               1,386,227.43                  0.67
601 to 625                          7               2,468,298.00                  1.20
626 to 650                         13               3,626,260.93                  1.76
651 to 675                         36              13,729,896.18                  6.65
676 to 700                         70              36,044,729.22                 17.46
701 to 725                         76              34,741,196.00                 16.83
726 to 750                         61              24,443,731.00                 11.84
751 to 775                        115              43,052,819.26                 20.86
776 to 800                        114              42,029,749.23                 20.36
801 to 825                         14               4,525,590.24                  2.19
TOTAL:                            514            $206,398,497.49                100.00%
==========                        ===            ===============                =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                               % OF AGGREGATE
                            NUMBER OF                                        PRINCIPAL BALANCE
                            MORTGAGE       AGGREGATE PRINCIPAL BALANCE     OUTSTANDING AS OF THE
   GEOGRAPHIC AREA            LOANS                OUTSTANDING                  CUT-OFF DATE
   ---------------            -----                -----------                  ------------
Alabama                          12                   $3,992,529.00               1.93%
Arizona                          18                    5,810,108.54               2.81
Arkansas                          2                      389,520.00               0.19
California                       63                   37,450,047.12              18.14
Colorado                         17                    6,360,642.00               3.08
Connecticut                       9                    6,346,254.00               3.07
District of Columbia              3                    2,315,116.00               1.12
Florida                          47                   14,450,296.50               7.00
Georgia                          26                    9,350,574.29               4.53
Hawaii                            1                      200,000.00               0.10
Illinois                         18                   10,114,043.28               4.90
Indiana                          11                    3,182,323.00               1.54
Iowa                              1                       87,000.00               0.04
Kansas                            2                      572,500.00               0.28
Kentucky                          3                      375,929.00               0.18
Louisiana                         4                      667,810.00               0.32
Maine                             5                    1,465,945.00               0.71
Maryland                          6                    5,424,301.99               2.63
Massachusetts                    14                    6,475,904.00               3.14
Michigan                         18                    3,900,489.96               1.89
Minnesota                        10                    4,189,770.00               2.03
Mississippi                       1                       76,800.00               0.04
Missouri                          5                      758,663.00               0.37
Montana                           1                      235,400.00               0.11
Nevada                           15                    8,395,547.00               4.07
New Hampshire                     1                      435,953.00               0.21
New Jersey                       34                   16,401,881.76               7.95
New Mexico                        1                      209,566.00               0.10
New York                         25                   15,603,670.65               7.56
North Carolina                   17                    5,394,069.00               2.61
Ohio                             15                    4,861,701.00               2.36
Oklahoma                          6                    1,403,600.00               0.68
Oregon                            2                      277,551.04               0.13
Pennsylvania                     15                    4,242,498.00               2.06
South Carolina                    9                    2,427,731.00               1.18
Tennessee                        15                    3,050,703.27               1.48
Texas                            26                    6,736,961.14               3.26
Utah                             10                    3,930,550.00               1.90
Virginia                         12                    4,711,425.97               2.28
Virgin Islands                    4                    2,158,325.56               1.05
Washington                        7                    1,506,604.42               0.73
Wisconsin                         3                      458,192.00               0.22
TOTAL:                          514                 $206,398,497.49             100.00%
--------------                  ---                 ---------------             -------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
     OCCUPANCY TYPE             LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
     --------------             -----         -------------------       ----------------
Primary                           438            $174,922,279.02                 84.75%
Second Home                        52              25,080,165.51                 12.15
Investment                         24               6,396,052.96                  3.10
-----------                       ---            ---------------                -------
TOTAL:                            514            $206,398,497.49                100.00%
===========                       ===            ===============                =======

                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
      PROPERTY TYPE             LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
      -------------             -----         -------------------       ----------------
Single Family                     341            $130,763,089.46                 63.35%
Planned Unit Development          130              60,226,389.57                 29.18
Condominium                        33              10,586,739.03                  5.13
Cooperative                         8               4,280,798.63                  2.07
Two- to Four-Family                 2                 541,480.80                  0.26
-----------                       ---            ---------------                -------
TOTAL:                            514            $206,398,497.49                100.00%
===========                       ===            ===============                =======

                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
      LOAN PURPOSE              LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
      ------------              -----         -------------------       ----------------
Purchase                          152             $69,274,836.49                 33.56%
Refinance - Rate Term             206              69,384,674.65                 33.62
Refinance - Cashout               156              67,738,986.35                 32.82
-----------                       ---            ---------------                -------
TOTAL:                            514            $206,398,497.49                100.00%
===========                       ===            ===============                =======

                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
   LOAN DOCUMENTATION           LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
   ------------------           -----         -------------------       ----------------
Full                              300            $140,331,650.01                 67.99%
Alternative                        83              26,479,945.74                 12.83
Stated                             35               9,705,735.89                  4.70
No Income/No Ratio                 96              29,881,165.85                 14.48
-----------                       ---            ---------------                -------
TOTAL:                            514            $206,398,497.49                100.00%
===========                       ===            ===============                =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
         CHANNEL                LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
         -------                -----         -------------------       ----------------
Retail                            474            $188,858,036.62                 91.50%
Correspondent                      34              14,458,460.87                  7.01
Broker                              6               3,082,000.00                  1.49
TOTAL:                            514            $206,398,497.49                100.00%
-----------                       ---            ---------------                -------

                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
       MARGINS (%)              LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
       -----------              -----         -------------------       ----------------
1.375                               8              $4,084,586.26                  1.98%
1.625                             116              46,271,098.79                 22.42
1.750                              14               5,253,005.16                  2.55
1.875                              17               5,202,007.18                  2.52
2.000                             324             124,807,897.26                 60.47
2.125                              13               7,277,300.00                  3.53
2.250                              22              13,502,602.84                  6.54
TOTAL:                            514            $206,398,497.49                100.00%
-----------                       ---            ---------------                -------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)       LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------------------       -----         -------------------       ----------------
12.000                            514            $206,398,497.49                100.00%
-----------                       ---            ---------------                -------
TOTAL:                            514            $206,398,497.49                100.00%
===========                       ===            ===============                =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
                             GROUP II MORTGAGE LOANS
                                  As of 7/31/03
--------------------------------------------------------------------------------


                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE       LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------------------       -----         -------------------       ----------------
September 2003                      4              $1,976,976.48                  0.96%
October 2003                       11               3,300,513.50                  1.60
November 2003                      17               4,715,950.61                  2.28
December 2003                      41              17,024,281.94                  8.25
January 2004                      288             112,804,871.98                 54.65
February 2004                     153              66,575,902.98                 32.26
-------------                     ---            ---------------                -------
TOTAL:                            514            $206,398,497.49                100.00%
=============                     ===            ===============                =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----------------------------------     -------        -------        -------        -------        -------
  Initial Percentage                     100            100            100            100            100
  25-Aug-04                               90            85             79             74             69
  25-Aug-05                               80            71             63             55             47
  25-Aug-06                               72            60             50             41             33
  25-Aug-07                               65            51             40             30             23
  25-Aug-08                               58            43             32             23             16
  25-Aug-09                               52            36             25             17             11
  25-Aug-10                               46            31             20             13              8
  25-Aug-11                               42            26             16             10              5
  25-Aug-12                               38            22             13              7              4
  25-Aug-13                               34            19             10              5              3
  25-Aug-14                               29            15              8              4              2
  25-Aug-15                               24            12              6              3              1
  25-Aug-16                               20            10              4              2              1
  25-Aug-17                               17             8              3              1              *
  25-Aug-18                               14             6              2              1              *
  25-Aug-19                               12             5              2              1              *
  25-Aug-20                               9              4              1              *              *
  25-Aug-21                               8              3              1              *              *
  25-Aug-22                               6              2              1              *              *
  25-Aug-23                               4              1              *              *              *
  25-Aug-24                               3              1              *              *              *
  25-Aug-25                               2              1              *              *              *
  25-Aug-26                               1              *              *              *              *
  25-Aug-27                               1              *              *              *              *
  25-Aug-28                               0              0              0              0              0

  Average Life (years)                   7.78          5.64           4.29           3.38           2.75
  First Principal Payment Date          Sep03          Sep03          Sep03          Sep03          Sep03
  Last Principal Payment Date           Jul28          Jul28          Jul28          Jul28          Jul28

*     = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----------------------------------     -------        -------        -------        -------        -------
  Initial Percentage                     100            100            100            100            100
  25-Aug-04                               90            85             79             74             69
  25-Aug-05                               80            71             63             55             47
  25-Aug-06                               72            60             50             41             33
  25-Aug-07                               65            51             40             30             23
  25-Aug-08                               58            43             32             23             16
  25-Aug-09                               52            36             25             17             11
  25-Aug-10                               46            31             20             13              8
  25-Aug-11                               42            26             16             10              5
  25-Aug-12                               38            22             13              7              4
  25-Aug-13                               34            19             10              5              3
  25-Aug-14                               29            15              8              4              2
  25-Aug-15                               24            12              6              3              1
  25-Aug-16                               20            10              4              2              1
  25-Aug-17                               17             8              3              1              *
  25-Aug-18                               14             6              2              1              *
  25-Aug-19                               12             5              2              1              *
  25-Aug-20                               9              4              1              *              *
  25-Aug-21                               8              3              1              *              *
  25-Aug-22                               6              2              1              *              *
  25-Aug-23                               4              1              *              *              *
  25-Aug-24                               3              1              *              *              *
  25-Aug-25                               2              1              *              *              *
  25-Aug-26                               1              *              *              *              *
  25-Aug-27                               1              *              *              *              *
  25-Aug-28                               0              0              0              0              0

  Average Life (years)                   7.78          5.64           4.29           3.38           2.75
  First Principal Payment Date          Sep03          Sep03          Sep03          Sep03          Sep03
  Last Principal Payment Date           Jul28          Jul28          Jul28          Jul28          Jul28

*     = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-E
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
----------------------------------     -------        -------        -------        -------        -------
  Initial Percentage                     100            100            100            100            100
  25-Aug-04                              100            100            100            100            100
  25-Aug-05                              100            100            100            100            100
  25-Aug-06                              100            100            100            92             84
  25-Aug-07                              100            100            83             69             59
  25-Aug-08                              100            90             66             52             41
  25-Aug-09                              100            76             53             39             29
  25-Aug-10                               96            65             43             29             20
  25-Aug-11                               86            55             34             22             14
  25-Aug-12                               78            47             27             16             10
  25-Aug-13                               69            40             22             12              7
  25-Aug-14                               59            32             16              9              5
  25-Aug-15                               50            26             12              6              3
  25-Aug-16                               42            20              9              4              2
  25-Aug-17                               35            16              7              3              1
  25-Aug-18                               29            13              5              2              1
  25-Aug-19                               24            10              4              1              1
  25-Aug-20                               20             7              3              1              *
  25-Aug-21                               16             6              2              1              *
  25-Aug-22                               12             4              1              *              *
  25-Aug-23                               9              3              1              *              *
  25-Aug-24                               7              2              1              *              *
  25-Aug-25                               5              1              *              *              *
  25-Aug-26                               3              1              *              *              *
  25-Aug-27                               1              *              *              *              *
  25-Aug-28                               0              0              0              0              0

  Average Life (years)                  12.95          9.67           7.43           6.12           5.27
  First Principal Payment Date          Apr10          Jan08          Nov06          Feb06          Sep05
  Last Principal Payment Date           Jul28          Jul28          Jul28          Jul28          Jul28

*     = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED          10% CPR            15% CPR            20% CPR            25% CPR           30% CPR
----------------       -------------     -------------      -------------      -------------      -------------
A-1
Price 100.0000               31                31                 31                 31                 31
WAL                         7.47              5.30               3.97               3.09               2.49
Principal Window       Sep03 - Jul20     Sep03 - Sep16      Sep03 - Nov13      Sep03 - Sep11      Sep03 - Feb10
----------------       -------------     -------------      -------------      -------------      -------------
A-2
Price 100.0000               33                33                 33                 33                 33
WAL                         7.47              5.30               3.97               3.09               2.49
Principal Window       Sep03 - Jul20     Sep03 - Sep16      Sep03 - Nov13      Sep03 - Sep11      Sep03 - Feb10
----------------       -------------     -------------      -------------      -------------      -------------
B-1
Price 100.0000               63                63                 63                 63                 63
WAL                        12.30              8.95               6.75               5.46               4.61
Principal Window       Apr10 - Jul20     Jan08 - Sep16      Nov06 - Nov13      Feb06 - Sep11      Sep05 - Feb10
----------------       -------------     -------------      -------------      -------------      -------------

DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED          10% CPR            15% CPR            20% CPR           25% CPR            30% CPR
----------------       -------------     -------------      -------------      -------------      -------------
A-1
Price 100.0000               32                33                 33                 33                34
WAL                         7.78              5.64               4.29               3.38              2.75
Principal Window       Sep03 - Jul28     Sep03 - Jul28      Sep03 - Jul28      Sep03 - Jul28      Sep03 - Jul28
----------------       -------------     -------------      -------------      -------------      -------------
A-2
Price 100.0000               34                34                 35                 35                36
WAL                         7.78              5.64               4.29               3.38              2.75
Principal Window       Sep03 - Jul28     Sep03 - Jul28      Sep03 - Jul28      Sep03 - Jul28      Sep03 - Jul28
----------------       -------------     -------------      -------------      -------------      -------------
B-1
Price 100.0000               64                65                 65                 66                67
WAL                        12.95              9.67               7.43               6.12              5.27
Principal Window       Apr10 - Jul28     Jan08 - Jul28      Nov06 - Jul28      Feb06 - Jul28      Sep05 - Jul28
----------------       -------------     -------------      -------------      -------------      -------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

MLCC 2003-E

                             10%            15%             20%            25%            30%             35%            40%
                             CPR            CPR             CPR            CPR            CPR             CPR            CPR
                           TO CALL        TO CALL         TO CALL        TO CALL        TO CALL         TO CALL        TO CALL
                          CBE YIELD      CBE YIELD       CBE YIELD      CBE YIELD      CBE YIELD       CBE YIELD      CBE YIELD
                        -------------  -------------   -------------  -------------  -------------   -------------  -------------
AAA-6ML WAC FLOATER

            102.80000       2.40            2.23           2.05           1.83            1.60           1.36            1.10
            102.82000       2.40            2.23           2.04           1.83            1.60           1.35            1.09
            102.84000       2.39            2.23           2.04           1.82            1.59           1.34            1.07
            102.86000       2.39            2.22           2.03           1.81            1.58           1.33            1.06
            102.88000       2.39            2.22           2.02           1.81            1.57           1.32            1.05
            102.90000       2.39            2.21           2.02           1.80            1.56           1.31            1.04
            102.92000       2.38            2.21           2.01           1.79            1.55           1.30            1.03
            102.94000       2.38            2.21           2.01           1.79            1.55           1.29            1.02
            102.96000       2.38            2.20           2.00           1.78            1.54           1.28            1.01
            102.98000       2.37            2.20           2.00           1.77            1.53           1.27            0.99
            103.00000       2.37            2.19           1.99           1.77            1.52           1.26            0.98
            103.02000       2.37            2.19           1.99           1.76            1.51           1.25            0.97
            103.04000       2.36            2.19           1.98           1.75            1.51           1.24            0.96
            103.06000       2.36            2.18           1.98           1.75            1.50           1.23            0.95
            103.08000       2.36            2.18           1.97           1.74            1.49           1.22            0.94
            103.10000       2.36            2.17           1.97           1.73            1.48           1.21            0.93
            103.12000       2.35            2.17           1.96           1.73            1.47           1.20            0.91
            103.14000       2.35            2.16           1.96           1.72            1.47           1.19            0.90
            103.16000       2.35            2.16           1.95           1.71            1.46           1.19            0.89
            103.18000       2.34            2.16           1.95           1.71            1.45           1.18            0.88
            103.20000       2.34            2.15           1.94           1.70            1.44           1.17            0.87

                  WAL       7.47            5.30           3.97           3.09            2.49           2.07            1.75
       PAYMENT WINDOW   Sep03 - Jul20  Sep03 - Sep16   Sep03 - Nov13  Sep03 - Sep11  Sep03 - Feb10   Sep03 - Jan09  Sep03 - Mar08
           DELAY DAYS       24.00          24.00           24.00          24.00           24.00          24.00          24.00

            LIBOR_1MO       1.11            1.11           1.11           1.11            1.11           1.11            1.11
            LIBOR_6MO       1.21            1.21           1.21           1.21            1.21           1.21            1.21

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                            10%            15%             20%             25%            30%            35%            40%
                            CPR            CPR             CPR             CPR            CPR            CPR            CPR
                          TO CALL        TO CALL         TO CALL         TO CALL        TO CALL        TO CALL        TO CALL
                            BEEM           BEEM            BEEM           BEEM            BEEM           BEEM           BEEM
                       -------------  -------------   -------------  -------------  -------------   -------------  -------------
AAA-6ML WAC FLOATER

           102.80000        119            102              84             62              39             15             (11)
           102.82000        119            102              83             62              39             14             (12)
           102.84000        118            102              83             61              38             13             (14)
           102.86000        118            101              82             60              37             12             (15)
           102.88000        118            101              81             60              36             11             (16)
           102.90000        118            100              81             59              35             10             (17)
           102.92000        117            100              80             58              34             9              (18)
           102.94000        117            100              80             58              34             8              (19)
           102.96000        117             99              79             57              33             7              (20)
           102.98000        116             99              79             56              32             6              (22)
           103.00000        116             98              78             56              31             5              (23)
           103.02000        116             98              78             55              30             4              (24)
           103.04000        115             98              77             54              30             3              (25)
           103.06000        115             97              77             54              29             2              (26)
           103.08000        115             97              76             53              28             1              (27)
           103.10000        115             96              76             52              27             0              (28)
           103.12000        114             96              75             52              26            (1)             (30)
           103.14000        114             95              75             51              26            (2)             (31)
           103.16000        114             95              74             50              25            (2)             (32)
           103.18000        113             95              74             50              24            (3)             (33)
           103.20000        113             94              73             49              23            (4)             (34)

                 WAL        7.47           5.30            3.97           3.09            2.49           2.07            1.75
      PAYMENT WINDOW   Sep03 - Jul20  Sep03 - Sep16   Sep03 - Nov13   Sep03 - Sep11  Sep03 - Feb10  Sep03 - Jan09    Sep03 -Mar08
   TOTAL COLLAT LOSS        24.00          24.00           24.00          24.00           24.00          24.00          24.00

           LIBOR_1MO        1.11           1.11            1.11           1.11            1.11           1.11            1.11
           LIBOR_6MO        1.21           1.21            1.21           1.21            1.21           1.21            1.21

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.